                                                                   EXHIBIT 10.21

                               DANIEL J. SCHLEPPE
                              EMPLOYMENT AGREEMENT
                              --------------------


     This EMPLOYMENT AGREEMENT (this "Agreement") made and entered into as of January 31, 1992 by and between Associated Stationers, Inc., a Delaware corporation (the "Company"), and Daniel J. Schleppe ("Schleppe"). Certain
                  -------                             --------
capitalized terms used herein are defined in paragraph 10 of this Agreement.

     In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Employment.  The Company hereby employs Schleppe and Schleppe hereby
         ----------
accepts employment with the Company on the terms and conditions set forth in this Agreement.

     2.  Positions and Duties.
         --------------------

         a.  Executive Vice President.  For the term set forth in paragraph 3 of
             ------------------------
this Agreement, Schleppe shall act as Executive Vice President of the Company and shall render such administrative, sales, marketing and other services to the Company as the Company's board of directors (the "Board") and its President
                                                  -----
and Chief Executive Officer may from time to time direct and shall be available at any reasonable time for consultation with the Board on matters being considered by the Board or otherwise relating to the Company's or its Subsidiaries' business.

         b.  Subsidiaries and Affiliates.  Schleppe shall serve in one or more
             ---------------------------
executive offices of any of the Company's Subsidiaries or other affiliates, including Associated Holdings, Inc., a Delaware corporation and the parent corporation of the Company, if elected or otherwise appointed thereto by the board of directors of any of such Subsidiaries or other affiliates.

         c.  Time Required.  During the term of his employment hereunder,
             -------------
Schleppe shall devote his best efforts and his full and exclusive business time and attention (except for reasonable periods of illness or other incapacity) to the business and affairs of the Company, its Subsidiaries and its other affiliates, if any.

         d.  Location.  As Executive Vice President, Schleppe shall be employed
             --------
at the executive office of the Company in the Atlanta metropolitan area. Schleppe shall not be required to move his residence or principal business base of operations from the Atlanta metropolitan area without his prior written consent.

     3.  Term.   Unless earlier terminated pursuant to the provisions of this
         ----
paragraph or paragraph 6 of this Agreement, the term of Schleppe's employment as Executive Vice President shall commence as of the date of this Agreement, and shall continue until January 31, 1995 and shall continue automatically from year to year thereafter, unless written notice is given by either party to the other at least sixty (60) days prior to the end of such term, or before the end of any additional one-year term.

     4.  Compensation.
         ------------

         a.  Base Salary.  Schleppe's compensation for his services hereunder
             -----------
shall be as follows:

             (1) Initial Salary.  Schleppe shall receive a base salary of no
                 --------------
     less than $175,000 per year, payable in accordance with the Company's normal payment schedule for its senior management employees (the "Base
                                                                       ----
     Salary").
     ------

             (2) Adjustment.  The Base Salary shall be reviewed annually by
                 ----------
     the Board and may be, in the Board's discretion, increased when deemed appropriate to reflect adequately the scope and success of the Company's operations and Schleppe's contribution to such success.

         b.   Bonus.  In addition to the Base Salary, the Company shall pay to
              -----
Schleppe, as bonus compensation based upon the performance of the Company and his performance (the "Bonus"), such amount as is determined in good faith by
                      -----
the Board.

         c.   Withholdings.  The Company shall have the right to deduct from
              ------------
any compensation paid to Schleppe hereunder all taxes and other amounts which may be required to be deducted or withheld by law (including, without limitation, income tax withholding and Social Security payments), whether such laws are now in effect or become effective after the date of this Agreement.

     5.  Benefits.  In addition to the Base Salary and any Bonus, Schleppe
         --------
shall be entitled to health insurance, and disability insurance, and to participate in other employee benefit programs as shall be approved by the Board ("Benefits"), with such coverage and in such amounts as shall be not less than those provided to other key executives of the Company.

     6.  Early Termination.  The Employment Period may be terminated by either
         -----------------
party during the base three-year term of this Agreement or during any renewal period by either party; provided, however, that if such termination is by the
                        --------
Company for Cause or due to Schleppe's resignation without Board approval, then Schleppe shall not be entitled to receive any Base Salary, Bonus or other compensation after the date of such termination.

If the Employment Period is terminated for any reason (including, without limitation, Schleppe's death or Disability (as defined below)) other than by the Company for Cause or Schleppe's resignation without Board approval, then Schleppe shall be entitled to receive his Base Salary (exclusive of Bonus) and the continuation of Benefits for a period of one year from and after the date of termination. Such severance benefits shall be exclusive and in lieu of any other severance benefit programs of the Company and its Subsidiaries and affiliates in effect at the time of such termination.

     7.  Confidential Information.  Schleppe acknowledges that the information,
         ------------------------
observations and data obtained by him during the course of his performance of his duties under this Agreement concerning the business or affairs of the Company and its affiliates are and will be the property of the Company. Therefore, Schleppe agrees that he will not disclose to any unauthorized persons or use for his own account or for the benefit of any third party (other than the Company or its Subsidiaries or other affiliates, if any) any of such information, observations or data without the Board's written consent, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Schleppe's acts or omissions to act. Schleppe agrees to deliver to the Company at the termination of his employment hereunder or at any other time the Company may request, all memoranda, notes, plans, records, reports and other documentation (and copies thereof) relating to the business of the Company and its affiliates which he may then possess or have under his control.

     8.  Inventions and Patents.
         ----------------------

         a. Schleppe agrees that all inventions, innovations, improvements, developments, methods, designs, analyses, drawings, reports, and all similar or related information which relates to the Company's or any of its Subsidiaries' actual or anticipated business, research and development of existing or future products or services (including new contributions, improvements, ideas and discoveries, whether patentable or not) and which are conceived, developed or made by Schleppe while employed by the Company or its predecessor ("Work
                                                                    ----
Product") belong to the Company or such Subsidiary.  Schleppe will promptly
- -------
disclose such Work Product to the Board and perform all actions reasonably requested by the Board to establish and confirm such ownership.

         b. In accordance with Section 2 of the Illinois Employee Patent Act, Ill. Rev. Stat. Chap. 140, (S)301 et seq. (1983), Schleppe is hereby advised that paragraph 8.a. of this Agreement does not apply to any invention for which no equipment, supplies, facilities or trade secret information of the Company was used and which was developed entirely on Schleppe's own time, unless (i) the invention relates to the business of the Company or to the Company's actual or demonstrably anticipated research or development or (ii) the invention results from any work performed by Schleppe for the Company.

     9.  Non-Compete and Related Agreements.
         ----------------------------------

         a. In further consideration of the compensation to be paid to Schleppe hereunder, Schleppe agrees that during the period commencing as of the date hereof and ending on the first anniversary of the date of termination of his employment hereunder (the "Noncompetition Period"), he will not directly or
                               ---------------------
indirectly engage in, represent, furnish consultant services to, be employed by, grant permission for his name or likeness to be used by, or have any interest in (whether as owner, principal, director, officer, stockholder, agent, consultant, partner or otherwise) the Business (as defined below), within the United States; provided, however, that nothing herein will prevent Schleppe from owning 1% or
- --------
less of the outstanding stock of any class of a corporation which is publicly traded, so long as Schleppe does not have any participation in the conduct of business of such corporation; and provided, further, however, that this
                                  -----------------
paragraph shall not apply if Schleppe's employment has been terminated by the Company without Cause (as defined herein).

         b.   For purposes of this paragraph 9, the term  "Business" shall mean
                                                           --------
marketing and distributing of office products for resale through the wholesale channel and any other business that the Company or any of its Subsidiaries or other affiliates is engaged in or has proposed to be conducted (as defined below) at the time of the termination of his employment hereunder. For purposes of this paragraph 9, a business shall be considered as "proposed to be
                                                        --------------
conducted" if the Company or any of its Subsidiaries or other affiliates has
- ---------
made reasonably substantial expenditures in connection with such proposed business.

         c. During the Noncompetition Period, Schleppe shall not (i) induce or attempt to induce any employee of the Company or any of its Subsidiaries or other affiliates to leave the employ of the Company or any of its Subsidiaries or other affiliates, or in any way interfere with the relationship between the Company and any of its Subsidiaries or other affiliates and any employee of the Company, or (ii) induce or attempt to induce any customer, supplier, distributor, broker or other business relation of the Company or any of its Subsidiaries or other affiliates to cease, diminish or alter, to the detriment of the Company and any of its Subsidiaries or other affiliates, doing business with the Company or any of its Subsidiaries or other affiliates, or in any way interfere with the relationship between any customer, supplier, distributor, broker or other business relation and the Company or any of its Subsidiaries or other affiliates.

         d. Schleppe agrees that the covenants made in this paragraph 9 shall be construed as an agreement independent of any other provision of this Agreement, and shall survive the termination of this Agreement. Moreover, the existence of any claim or cause of action of Schleppe against the Company or any of its Subsidiaries or other affiliates, whether or not predicated upon the terms of this Agreement, shall not constitute a defense to the enforcement of this covenant.

         e. In the event of the breach by Schleppe of any of the provisions of this paragraph 9, the Company, in addition and supplementary to other rights and remedies existing in its favor, including specific performance as described in paragraph 11, shall be empowered to terminate any Base Salary, Bonus and other benefits due to Schleppe under this Agreement.

         f. If, at the time of enforcement of any of the provisions of this paragraph 9, a court finds that any restrictions stated herein are unreasonable under the circumstances then existing, the parties hereto agree that the maximum period, scope or geographical area reasonable under such circumstances will be substituted for the stated period, scope or area.

     10.  Definitions.
          -----------

     "Cause" shall mean (i) Schleppe's theft or embezzlement, or attempted theft
      -----
or embezzlement, of money or tangible or intangible assets or property of the Company or any of its Subsidiaries or other affiliates, (ii) any act or acts of moral turpitude by Schleppe, (iii) other than as a result of a Disability, Schleppe's failure to devote adequate time to the Company's and its Subsidiaries or other affiliates' business, as determined in the reasonable judgment of the Board, after having given Schleppe not less than ten (10) days' advance written notice of the asserted problem and a reasonable opportunity to cure, (iv) any intentional acts by Schleppe which establish Schleppe's loyalty to a business entity or person other than the Company, (v) gross negligence or willful misconduct in the performance of Schleppe's duties, (vi) conviction of a felony,
(vii) conviction of a crime, the conviction of which results in a material injury to the Company, or (viii) a willful material breach of this Agreement.

     "Disability" means Schleppe's inability, due to illness, accident, injury,
      ----------
physical or mental incapacity or other disability, effectively to carry out his duties and obligations hereunder or to participate effectively and actively in the management of the Company for 90 consecutive days or shorter periods aggregating at least 180 days (whether or not consecutive) during any twelve-month period.

     "Subsidiaries" means any corporation or other entity, if any, of which the
      ------------
securities or other interests having a majority of the voting power in electing directors or similar persons are, at the time of determination, owned by the Company, directly or through one of more subsidiaries.

     11.  Specific Performance.  The parties hereto shall be entitled to enforce
          --------------------
their rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto may, at such party's sole discretion, apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

     12.  Waiver.  The failure of either party to insist, in any one or more
          ------
instances, upon performance of the terms or conditions of this Agreement shall not be construed as a waiver or a relinquishment of any right granted hereunder or of the future performance of any such term or condition.

     13.  Notices.  Any notice provided for in this Agreement shall be in
          -------
writing and shall be either personally delivered, or mailed registered or certified mail (postage and registration or certification fees prepaid) or sent by facsimile or reputable overnight courier service (charges prepaid) to the recipient at the following addresses (or at such address as the recipient party has specified by prior written notice to the sending party):

          If to the Company:

          Associated Holdings, Inc.
          c/o Wingate Partners, L.P.
          750 North St. Paul
          Suite 1200
          Dallas, Texas 75201
          ATTN: Chairman of the Board
          with a copy to:

          D'Ancona & Pflaum
          30 North LaSalle Street
          Suite 2900
          Chicago, Illinois   60602
          Attn:  Edwin H. Goldberger and
                 Suzanne L. Saxman

          If to Schleppe:

          Daniel J. Schleppe
          20 The Landing
          Atlanta, Georgia  30350

          with a copy to:

          Douglas H. Walter
          Jones, Day, Reavis & Pogue
          225 W. Washington, 26th Floor
          Chicago, Illinois 60606

Notices will be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail, on the date of delivery by facsimile, and one day after deposit with a reputable overnight courier service.

     14.  Severability.  In the event that any provision or provisions hereof
          ------------
shall be held to be invalid or unenforceable for any reason whatsoever, it is agreed that such invalidity or unenforceability shall not affect any other provision of this Agreement, and the remaining covenants, restrictions and provisions hereof shall remain in full force and effect, and any court of competent jurisdiction may so modify the objectionable provision or provisions as to make it valid, reasonable and enforceable.

     15.  Amendment.  This Agreement may be amended only by an agreement in
          ---------
writing signed by the parties hereto.

     16.  Governing Law.  This Agreement shall be governed by the internal law,
          -------------
and not the law of conflicts, of the State of Illinois.

     17.  Complete Agreement.  This Agreement, those documents expressly
          ------------------
referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties relating to Schleppe's employment, and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     18.  Counterparts.  This Agreement may be executed in separate
          ------------
counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

     19.  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of and shall be enforceable by and against Schleppe's heirs, beneficiaries and legal representatives. It is agreed that the rights and obligations of Schleppe are personal in nature to the Company and may not be delegated or assigned except as specifically set forth in this Agreement. In the event of a sale of all or substantially all of the Company's capital stock or all or substantially all of the Company's assets, or consolidation or merger of the Company with or into another corporation or entity or individual, the Company may assign its rights and obligations under this Agreement to its successor-in-interest, and such successor-in-interest shall be deemed to have acquired all rights and assumed all obligations of the Company hereunder; provided, however, that if the Company does not make such assignment, the
- --------
Employment Period shall continue until terminated in accordance with paragraph 6 of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed as of the day, month and year first above written.

                                    ASSOCIATED STATIONERS, INC.


                                    By:  _________________________
                                         Name:  __________________
                                         Title: __________________



                                    ______________________________
                                    DANIEL J. SCHLEPPE

                               MICHAEL D. ROWSEY
                              EMPLOYMENT AGREEMENT
                              --------------------


     This EMPLOYMENT AGREEMENT (this "Agreement") made and entered into as of January 31, 1992 by and between Associated Stationers, Inc., a Delaware corporation (the "Company"), and Michael D. Rowsey ("Rowsey"). Certain
                  -------                            ------
capitalized terms used herein are defined in paragraph 10 of this Agreement.

     In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Employment.  The Company hereby employs Rowsey and Rowsey hereby
         ----------
accepts employment with the Company on the terms and conditions set forth in this Agreement.

     2.  Positions and Duties.
         --------------------

         a.  President and Chief Operating Officer.  For the term set forth in
             -------------------------------------
paragraph 3 of this Agreement, Rowsey shall act as President and Chief Operating Officer of the Company and shall render such administrative, sales, marketing and other services to the Company as the Company's board of directors (the "Board") may from time to time direct and shall be available at any reasonable
 -----
time for consultation with the Board on matters being considered by the Board or otherwise relating to the Company's or its Subsidiaries' business.

         b.  Board Membership.  Rowsey agrees that, in accordance with a
             ----------------
separate agreement executed on this date, he shall serve as a member of the Board, the board of directors of Associated Holdings, Inc., a Delaware corporation and the parent corporation of the Company ("Holdings"), and any committees of the Board.

         c.  Subsidiaries and Affiliates.  Rowsey shall serve in one or more
             ---------------------------
executive offices of any of the Company's Subsidiaries or other affiliates, including Holdings, if elected or otherwise appointed thereto by the board of directors of any of such Subsidiaries or other affiliates.

         d.  Time Required.  During the term of his employment hereunder, Rowsey
             -------------
shall devote his best efforts and his full and exclusive business time and attention (except for reasonable periods of illness or other incapacity) to the business and affairs of the Company, its Subsidiaries and its other affiliates, if any.

         e.  Location.  As President and Chief Operating Officer Rowsey shall be
             --------
employed at the principal executive
office of the Company in the Chicago metropolitan area. Rowsey shall not be required to move his residence or principal business base of operations from the Chicago metropolitan area without his prior written consent.

     3.  Term.   Unless earlier terminated pursuant to the provisions of this
         ----
paragraph or paragraph 6 of this Agreement, the term of Rowsey's employment as President and Chief Operating Officer shall commence as of the date of this Agreement, and shall continue until January 31, 1995 and shall continue automatically from year to year thereafter, unless written notice is given by either party to the other at least sixty (60) days prior to the end of such term, or before the end of any additional one-year term.

     4.  Compensation.
         ------------

         a.  Base Salary.  Rowsey's compensation for his services hereunder
             -----------
shall be as follows:

             (1) Initial Salary.  Rowsey shall receive a base salary of no
                 --------------
     less than $200,000 per year, payable in accordance with the Company's normal payment schedule for its senior management employees (the "Base
                                                                       ----
     Salary").
     ------

             (2) Adjustment.  The Base Salary shall be reviewed annually by
                 ----------
     the Board and may be, in the Board's discretion, increased when deemed appropriate to reflect adequately the scope and success of the Company's operations and Rowsey's contribution to such success.

         b.  Bonus.  In addition to the Base Salary, the Company shall pay to
             -----
Rowsey, as bonus compensation based upon the performance of the Company and his performance (the "Bonus"), such amount as is determined in good faith by the
                  -----
Board.

         c.  Withholdings.  The Company shall have the right to deduct from
             ------------
any compensation paid to Rowsey hereunder all taxes and other amounts which may be required to be deducted or withheld by law (including, without limitation, income tax withholding and Social Security payments), whether such laws are now in effect or become effective after the date of this Agreement.

     5.  Benefits.  In addition to the Base Salary and any Bonus, Rowsey shall
         --------
be entitled to health insurance, and disability insurance, and to participate in other employee benefit programs as shall be approved by the Board ("Benefits"), with such coverage and in such amounts as shall be not less than those provided to other key executives of the Company.

     6.  Early Termination.  The Employment Period may be terminated by either
         -----------------
party during the base three-year term of
this Agreement or during any renewal period by either party;  provided, however,
                                                              --------
that if such termination is by the Company for Cause or due to Rowsey's resignation without Board approval, then Rowsey shall not be entitled to receive any Base Salary, Bonus or other compensation after the date of such termination. If the Employment Period is terminated for any reason (including, without limitation, Rowsey's death or Disability (as defined below)) other than by the Company for Cause or Rowsey's resignation without Board approval, then Rowsey shall be entitled to receive his Base Salary (exclusive of Bonus) and the continuation of Benefits for a period of one year from and after the date of termination. Such severance benefits shall be exclusive and in lieu of any other severance benefit programs of the Company and its Subsidiaries and affiliates in effect at the time of such termination.

     7.  Confidential Information.  Rowsey acknowledges that the information,
         ------------------------
observations and data obtained by him during the course of his performance of his duties under this Agreement concerning the business or affairs of the Company and its affiliates are and will be the property of the Company. Therefore, Rowsey agrees that he will not disclose to any unauthorized persons or use for his own account or for the benefit of any third party (other than the Company or its Subsidiaries or other affiliates, if any) any of such information, observations or data without the Board's written consent, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Rowsey's acts or omissions to act. Rowsey agrees to deliver to the Company at the termination of his employment hereunder or at any other time the Company may request, all memoranda, notes, plans, records, reports and other documentation (and copies thereof) relating to the business of the Company and its affiliates which he may then possess or have under his control.

     8.  Inventions and Patents.
         ----------------------

         a. Rowsey agrees that all inventions, innovations, improvements, developments, methods, designs, analyses, drawings, reports, and all similar or related information which relates to the Company's or any of its Subsidiaries' actual or anticipated business, research and development of existing or future products or services (including new contributions, improvements, ideas and discoveries, whether patentable or not) and which are conceived, developed or made by Rowsey while employed by the Company or its predecessor ("Work Product")
                                                                  ------------
belong to the Company or such Subsidiary. Rowsey will promptly disclose such Work Product to the Board and perform all actions reasonably requested by the Board to establish and confirm such ownership.

         b. In accordance with Section 2 of the Illinois Employee Patent Act, Ill. Rev. Stat. Chap. 140, (S)301 et seq.

(1983), Rowsey is hereby advised that paragraph 8.a. of this Agreement does not apply to any invention for which no equipment, supplies, facilities or trade secret information of the Company was used and which was developed entirely on Rowsey's own time, unless (i) the invention relates to the business of the Company or to the Company's actual or demonstrably anticipated research or development or (ii) the invention results from any work performed by Rowsey for the Company.

     9.  Non-Compete and Related Agreements.
         ----------------------------------

         a. In further consideration of the compensation to be paid to Rowsey hereunder, Rowsey agrees that during the period commencing as of the date hereof and ending on the first anniversary of the date of termination of his employment hereunder (the "Noncompetition Period"), he will not directly or indirectly
                ---------------------
engage in, represent, furnish consultant services to, be employed by, grant permission for his name or likeness to be used by, or have any interest in (whether as owner, principal, director, officer, stockholder, agent, consultant, partner or otherwise) the Business (as defined below), within the United States; provided, however, that nothing herein will prevent Rowsey from owning 1% or
- --------
less of the outstanding stock of any class of a corporation which is publicly traded, so long as Rowsey does not have any participation in the conduct of business of such corporation; and provided, further, however, that this
                                   -----------------
paragraph shall not apply if Rowsey's employment has been terminated by the Company without Cause (as defined herein).

         b.  For purposes of this paragraph 9, the term  "Business" shall mean
                                                          --------
marketing and distributing of office products for resale through the wholesale channel and any other business that the Company or any of its Subsidiaries or other affiliates is engaged in or has proposed to be conducted (as defined below) at the time of the termination of his employment hereunder. For purposes of this paragraph 9, a business shall be considered as "proposed to be
                                                        --------------
conducted" if the Company or any of its Subsidiaries or other affiliates has
- ---------
made reasonably substantial expenditures in connection with such proposed business.

         c. During the Noncompetition Period, Rowsey shall not (i) induce or attempt to induce any employee of the Company or any of its Subsidiaries or other affiliates to leave the employ of the Company or any of its Subsidiaries or other affiliates, or in any way interfere with the relationship between the Company and any of its Subsidiaries or other affiliates and any employee of the Company, or (ii) induce or attempt to induce any customer, supplier, distributor, broker or other business relation of the Company or any of its Subsidiaries or other affiliates to cease, diminish or alter, to the detriment of the Company and any of its Subsidiaries or other affiliates, doing business with the Company or any of its Subsidiaries or other affiliates, or in any way interfere with the relationship between any customer, supplier, distributor, broker or other business relation and the Company or any of its Subsidiaries or other affiliates.

         d. Rowsey agrees that the covenants made in this paragraph 9 shall be construed as an agreement independent of any other provision of this Agreement, and shall survive the termination of this Agreement. Moreover, the existence of any claim or cause of action of Rowsey against the Company or any of its Subsidiaries or other affiliates, whether or not predicated upon the terms of this Agreement, shall not constitute a defense to the enforcement of this covenant.

         e. In the event of the breach by Rowsey of any of the provisions of this paragraph 9, the Company, in addition and supplementary to other rights and remedies existing in its favor, including specific performance as described in paragraph 11, shall be empowered to terminate any Base Salary, Bonus and other benefits due to Rowsey under this Agreement.

         f. If, at the time of enforcement of any of the provisions of this paragraph 9, a court finds that any restrictions stated herein are unreasonable under the circumstances then existing, the parties hereto agree that the maximum period, scope or geographical area reasonable under such circumstances will be substituted for the stated period, scope or area.

     10. Definitions.
         -----------

     "Cause" shall mean (i) Rowsey's theft or embezzlement, or attempted theft
      -----
or embezzlement, of money or tangible or intangible assets or property of the Company or any of its Subsidiaries or other affiliates, (ii) any act or acts of moral turpitude by Rowsey, (iii) other than as a result of a Disability, Rowsey's failure to devote adequate time to the Company's and its Subsidiaries or other affiliates' business, as determined in the reasonable judgment of the Board, after having given Rowsey not less than ten (10) days' advance written notice of the asserted problem and a reasonable opportunity to cure, (iv) any intentional acts by Rowsey which establish Rowsey's loyalty to a business entity or person other than the Company, (v) gross negligence or willful misconduct in the performance of Rowsey's duties, (vi) conviction of a felony, (vii) conviction of a crime, the conviction of which results in a material injury to the Company, or (viii) a willful material breach of this Agreement.

     "Disability" means Rowsey's inability, due to illness, accident, injury,
      ----------
physical or mental incapacity or other disability, effectively to carry out his duties and obligations hereunder or to participate effectively and actively in the management of the Company for 90 consecutive days or shorter periods aggregating at least 180 days (whether or not consecutive) during any twelve-month period.

     "Subsidiaries" means any corporation or other entity, if any, of which the
      ------------
securities or other interests having a majority of the voting power in electing directors or similar persons are, at the time of determination, owned by the Company, directly or through one of more subsidiaries.

     11. Specific Performance.  The parties hereto shall be entitled to enforce
         --------------------
their rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto may, at such party's sole discretion, apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

     12. Waiver.  The failure of either party to insist, in any one or more
         ------
instances, upon performance of the terms or conditions of this Agreement shall not be construed as a waiver or a relinquishment of any right granted hereunder or of the future performance of any such term or condition.

     13. Notices.  Any notice provided for in this Agreement shall be in
         -------
writing and shall be either personally delivered, or mailed registered or certified mail (postage and registration or certification fees prepaid) or sent by facsimile or reputable overnight courier service (charges prepaid) to the recipient at the following addresses (or at such address as the recipient party has specified by prior written notice to the sending party):

         If to the Company:

         Associated Holdings, Inc.
         c/o Wingate Partners, L.P.
         750 North St. Paul
         Suite 1200
         Dallas, Texas 75201
         ATTN: Chairman of the Board
         with a copy to:

         D'Ancona & Pflaum
         30 North LaSalle Street
         Suite 2900
         Chicago, Illinois   60602
         Attn:  Edwin H. Goldberger and
                Suzanne L. Saxman

         If to Rowsey:

         Michael D. Rowsey
         2370 Sonnington Drive
         Dublin, Ohio 43017

         with a copy to:

         Douglas H. Walter
         Jones, Day, Reavis & Pogue
         225 W. Washington, 26th Floor
         Chicago, Illinois 60606

Notices will be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail, on the date of delivery by facsimile, and one day after deposit with a reputable overnight courier service.

     14. Severability.  In the event that any provision or provisions hereof
         ------------
shall be held to be invalid or unenforceable for any reason whatsoever, it is agreed that such invalidity or unenforceability shall not affect any other provision of this Agreement, and the remaining covenants, restrictions and provisions hereof shall remain in full force and effect, and any court of competent jurisdiction may so modify the objectionable provision or provisions as to make it valid, reasonable and enforceable.

     15. Amendment.  This Agreement may be amended only by an agreement in
         ---------
writing signed by the parties hereto.

     16. Governing Law.  This Agreement shall be governed by the internal law,
         -------------
and not the law of conflicts, of the State of Illinois.

     17. Complete Agreement.  This Agreement, those documents expressly
         ------------------
referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties relating to Rowsey's employment, and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     18. Counterparts.  This Agreement may be executed in separate
         ------------
counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

     19. Successors and Assigns.  This Agreement shall be binding upon and
         ----------------------
inure to the benefit of and shall be enforceable by and against Rowsey's heirs, beneficiaries and legal representatives. It is agreed that the rights and obligations of Rowsey are personal in nature to the Company and may not be delegated or assigned except as specifically set forth in this Agreement. In the event of a sale of all or substantially all of the Company's capital stock or all or substantially all of the Company's assets, or consolidation or merger of the Company with or into another corporation or entity or individual, the Company may assign its rights and obligations under this Agreement to its successor-in-interest, and such successor-in-interest shall be deemed to have acquired all rights and assumed all obligations of the Company hereunder; provided, however, that if the Company does not make such assignment, the
- --------
Employment Period shall continue until terminated in accordance with paragraph 6 of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed as of the day, month and year first above written.

                                    ASSOCIATED STATIONERS, INC.


                                    By:  _________________________
                                         Name:  __________________
                                         Title: __________________



                                    ______________________________
                                    MICHAEL D. ROWSEY

                               LAWRENCE E. MILLER
                              EMPLOYMENT AGREEMENT
                              --------------------


     This EMPLOYMENT AGREEMENT (this "Agreement") made and entered into as of January 31, 1992 by and between Associated Stationers, Inc., a Delaware corporation (the "Company"), and Lawrence E. Miller ("Miller"). Certain
                  -------                             ------
capitalized terms used herein are defined in paragraph 10 of this Agreement.

     In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Employment.  The Company hereby employs Miller and Miller hereby
         ----------
accepts employment with the Company on the terms and conditions set forth in this Agreement.

     2.  Positions and Duties.
         --------------------

         a.  Vice President of Marketing. For the term set forth in paragraph 3
             ---------------------------
of this Agreement, Miller shall act as Vice President of Marketing of the Company and shall render such administrative, sales, marketing and other services to the Company as the Company's board of directors (the "Board") and
                                                                  -----
its President and Chief Executive Officer may from time to time direct and shall be available at any reasonable time for consultation with the Board on matters being considered by the Board or otherwise relating to the Company's or its Subsidiaries' business.

         b.  Subsidiaries and Affiliates.  Miller shall serve in one or more
             ---------------------------
executive offices of any of the Company's Subsidiaries or other affiliates, including Associated Holdings, Inc., a Delaware corporation and the parent corporation of the Company, if elected or otherwise appointed thereto by the board of directors of any of such Subsidiaries or other affiliates.

         c.  Time Required.  During the term of his employment hereunder, Miller
             -------------
shall devote his best efforts and his full and exclusive business time and attention (except for reasonable periods of illness or other incapacity) to the business and affairs of the Company, its Subsidiaries and its other affiliates, if any.

         d.  Location. As Vice President of Marketing, Miller shall be employed
             --------
at the principal executive office of the Company in the Chicago metropolitan area. Miller shall not be required to move his residence or principal business base of operations from the Chicago metropolitan area without his prior written consent.

     3.  Term.   Unless earlier terminated pursuant to the provisions of this
         ----
paragraph or paragraph 6 of this Agreement, the term of Miller's employment as Vice President of Marketing shall commence as of the date of this Agreement, and shall continue until January 31, 1995 and shall continue automatically from year to year thereafter, unless written notice is given by either party to the other at least sixty (60) days prior to the end of such term, or before the end of any additional one-year term.

     4.  Compensation.
         ------------

         a.  Base Salary. Miller's compensation for his services hereunder shall
             -----------
be as follows:

             (1) Initial Salary.  Miller shall receive a base salary of no
                 --------------
     less than $125,000 per year, payable in accordance with the Company's normal payment schedule for its senior management employees (the "Base
                                                                       ----
     Salary").
     ------

             (2) Adjustment.  The Base Salary shall be reviewed annually by
                 ----------
     the Board and may be, in the Board's discretion, increased when deemed appropriate to reflect adequately the scope and success of the Company's operations and Miller's contribution to such success.

          b.   Bonus.  In addition to the Base Salary, the Company shall pay to
               -----
Miller, as bonus compensation based upon the performance of the Company and his performance (the "Bonus"), such amount as is determined in good faith by the
                  -----
Board.

          c.   Withholdings.  The Company shall have the right to deduct from
               ------------
any compensation paid to Miller hereunder all taxes and other amounts which may be required to be deducted or withheld by law (including, without limitation, income tax withholding and Social Security payments), whether such laws are now in effect or become effective after the date of this Agreement.

     5.   Benefits.  In addition to the Base Salary and any Bonus, Miller shall
          --------
be entitled to health insurance, and disability insurance, and to participate in other employee benefit programs as shall be approved by the Board ("Benefits"), with such coverage and in such amounts as shall be not less than those provided to other key executives of the Company.

     6.   Early Termination.  The Employment Period may be terminated by either
          -----------------
party during the base three-year term of this Agreement or during any renewal period by either party; provided, however, that if such termination is by the
                        ---------
Company for Cause or due to Miller's resignation without Board approval, then Miller shall not be entitled to receive any Base Salary, Bonus or other compensation after the date of such termination. If the

Employment Period is terminated for any reason (including, without limitation, Miller's death or Disability (as defined below)) other than by the Company for Cause or Miller's resignation without Board approval, then Miller shall be entitled to receive his Base Salary (exclusive of Bonus) and the continuation of Benefits for a period of one year from and after the date of termination. Such severance benefits shall be exclusive and in lieu of any other severance benefit programs of the Company and its Subsidiaries and affiliates in effect at the time of such termination.

     7.   Confidential Information.  Miller acknowledges that the information,
          ------------------------
observations and data obtained by him during the course of his performance of his duties under this Agreement concerning the business or affairs of the Company and its affiliates are and will be the property of the Company. Therefore, Miller agrees that he will not disclose to any unauthorized persons or use for his own account or for the benefit of any third party (other than the Company or its Subsidiaries or other affiliates, if any) any of such information, observations or data without the Board's written consent, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Miller's acts or omissions to act. Miller agrees to deliver to the Company at the termination of his employment hereunder or at any other time the Company may request, all memoranda, notes, plans, records, reports and other documentation (and copies thereof) relating to the business of the Company and its affiliates which he may then possess or have under his control.

     8.   Inventions and Patents.
          ----------------------

          a. Miller agrees that all inventions, innovations, improvements, developments, methods, designs, analyses, drawings, reports, and all similar or related information which relates to the Company's or any of its Subsidiaries' actual or anticipated business, research and development of existing or future products or services (including new contributions, improvements, ideas and discoveries, whether patentable or not) and which are conceived, developed or made by Miller while employed by the Company or its predecessor ("Work Product")
                                                                  ------------
belong to the Company or such Subsidiary. Miller will promptly disclose such Work Product to the Board and perform all actions reasonably requested by the Board to establish and confirm such ownership.

          b. In accordance with Section 2 of the Illinois Employee Patent Act, Ill. Rev. Stat. Chap. 140, (S)301 et seq. (1983), Miller is hereby advised that paragraph 8.a. of this Agreement does not apply to any invention for which no equipment, supplies, facilities or trade secret information of the Company was used and which was developed entirely on Miller's own time, unless (i) the invention relates to the business of the Company or to the Company's actual or demonstrably anticipated research or development or (ii) the invention results from any work performed by Miller for the Company.

     9.   Non-Compete and Related Agreements.
          ----------------------------------

          a. In further consideration of the compensation to be paid to Miller hereunder, Miller agrees that during the period commencing as of the date hereof and ending on the first anniversary of the date of termination of his employment hereunder (the "Noncompetition Period"), he will not directly or indirectly
                ---------------------
engage in, represent, furnish consultant services to, be employed by, grant permission for his name or likeness to be used by, or have any interest in (whether as owner, principal, director, officer, stockholder, agent, consultant, partner or otherwise) the Business (as defined below), within the United States; provided, however, that nothing herein will prevent Miller from owning 1% or
- --------
less of the outstanding stock of any class of a corporation which is publicly traded, so long as Miller does not have any participation in the conduct of business of such corporation; and provided, further, however, that this
                                  ------------------
paragraph shall not apply if Miller's employment has been terminated by the Company without Cause (as defined herein).

          b.   For purposes of this paragraph 9, the term  "Business" shall mean
                                                            --------
marketing and distributing of office products for resale through the wholesale channel and any other business that the Company or any of its Subsidiaries or other affiliates is engaged in or has proposed to be conducted (as defined below) at the time of the termination of his employment hereunder. For purposes of this paragraph 9, a business shall be considered as "proposed to be
                                                        --------------
conducted" if the Company or any of its Subsidiaries or other affiliates has
- ---------
made reasonably substantial expenditures in connection with such proposed business.

          c. During the Noncompetition Period, Miller shall not (i) induce or attempt to induce any employee of the Company or any of its Subsidiaries or other affiliates to leave the employ of the Company or any of its Subsidiaries or other affiliates, or in any way interfere with the relationship between the Company and any of its Subsidiaries or other affiliates and any employee of the Company, or (ii) induce or attempt to induce any customer, supplier, distributor, broker or other business relation of the Company or any of its Subsidiaries or other affiliates to cease, diminish or alter, to the detriment of the Company and any of its Subsidiaries or other affiliates, doing business with the Company or any of its Subsidiaries or other affiliates, or in any way interfere with the relationship between any customer, supplier, distributor, broker or other business relation and the Company or any of its Subsidiaries or other affiliates.

          d. Miller agrees that the covenants made in this paragraph 9 shall be construed as an agreement independent of any other provision of this Agreement, and shall survive the termination of this Agreement. Moreover, the existence of any claim or cause of action of Miller against the Company or any of its Subsidiaries or other affiliates, whether or not predicated upon the terms of this Agreement, shall not constitute a defense to the enforcement of this covenant.

          e. In the event of the breach by Miller of any of the provisions of this paragraph 9, the Company, in addition and supplementary to other rights and remedies existing in its favor, including specific performance as described in paragraph 11, shall be empowered to terminate any Base Salary, Bonus and other benefits due to Miller under this Agreement.

          f. If, at the time of enforcement of any of the provisions of this paragraph 9, a court finds that any restrictions stated herein are unreasonable under the circumstances then existing, the parties hereto agree that the maximum period, scope or geographical area reasonable under such circumstances will be substituted for the stated period, scope or area.

     10.  Definitions.
          -----------

     "Cause" shall mean (i) Miller's theft or embezzlement, or attempted theft
      -----
or embezzlement, of money or tangible or intangible assets or property of the Company or any of its Subsidiaries or other affiliates, (ii) any act or acts of moral turpitude by Miller, (iii) other than as a result of a Disability, Miller's failure to devote adequate time to the Company's and its Subsidiaries or other affiliates' business, as determined in the reasonable judgment of the Board, after having given Miller not less than ten (10) days' advance written notice of the asserted problem and a reasonable opportunity to cure, (iv) any intentional acts by Miller which establish Miller's loyalty to a business entity or person other than the Company, (v) gross negligence or willful misconduct in the performance of Miller's duties, (vi) conviction of a felony, (vii) conviction of a crime, the conviction of which results in a material injury to the Company, or (viii) a willful material breach of this Agreement.

     "Disability" means Miller's inability, due to illness, accident, injury,
      ----------
physical or mental incapacity or other disability, effectively to carry out his duties and obligations hereunder or to participate effectively and actively in the management of the Company for 90 consecutive days or shorter periods aggregating at least 180 days (whether or not consecutive) during any twelve-month period.

     "Subsidiaries" means any corporation or other entity, if any, of which the
      ------------
securities or other interests having a majority of the voting power in electing directors or similar persons are, at the time of determination, owned by the Company, directly or through one of more subsidiaries.

     11.  Specific Performance.  The parties hereto shall be entitled to enforce
          --------------------
their rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto may, at such party's sole discretion, apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

     12.  Waiver.  The failure of either party to insist, in any one or more
          ------
instances, upon performance of the terms or conditions of this Agreement shall not be construed as a waiver or a relinquishment of any right granted hereunder or of the future performance of any such term or condition.

     13.  Notices.  Any notice provided for in this Agreement shall be in
          -------
writing and shall be either personally delivered, or mailed registered or certified mail (postage and registration or certification fees prepaid) or sent by facsimile or reputable overnight courier service (charges prepaid) to the recipient at the following addresses (or at such address as the recipient party has specified by prior written notice to the sending party):

          If to the Company:

          Associated Holdings, Inc.
          c/o Wingate Partners, L.P.
          750 North St. Paul
          Suite 1200
          Dallas, Texas 75201
          ATTN: Chairman of the Board

          with a copy to:

          D'Ancona & Pflaum
          30 North LaSalle Street
          Suite 2900
          Chicago, Illinois   60602
          Attn:  Edwin H. Goldberger and
                 Suzanne L. Saxman

          If to Miller:

          Lawrence E. Miller
          415 Sterling Road
          Kenilworth, Illinois 60043

          with a copy to:

          Douglas H. Walter
          Jones, Day, Reavis & Pogue
          225 W. Washington, 26th Floor
          Chicago, Illinois 60606

Notices will be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail, on the date of delivery by facsimile, and one day after deposit with a reputable overnight courier service.

     14.  Severability.  In the event that any provision or provisions hereof
          ------------
shall be held to be invalid or unenforceable for any reason whatsoever, it is agreed that such invalidity or unenforceability shall not affect any other provision of this Agreement, and the remaining covenants, restrictions and provisions hereof shall remain in full force and effect, and any court of competent jurisdiction may so modify the objectionable provision or provisions as to make it valid, reasonable and enforceable.

     15.  Amendment.  This Agreement may be amended only by an agreement in
          ---------
writing signed by the parties hereto.

     16.  Governing Law.  This Agreement shall be governed by the internal law,
          -------------
and not the law of conflicts, of the State of Illinois.

     17.  Complete Agreement.  This Agreement, those documents expressly
          ------------------
referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties relating to Miller's employment, and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     18.  Counterparts.  This Agreement may be executed in separate
          ------------
counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

     19.  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of and shall be enforceable by and against Miller's heirs, beneficiaries and legal representatives. It is agreed that the rights and obligations of Miller are personal in nature to the Company and may not be delegated or assigned except as specifically set forth in this Agreement. In the event of a sale of all or substantially all of the Company's capital stock or all or substantially all of the Company's assets, or consolidation or merger of the Company with or into another corporation or entity or individual, the Company may assign its rights and obligations under this Agreement to its successor-in-interest, and such successor-in-interest shall be deemed to have acquired all rights and assumed all obligations of the Company hereunder; provided, however, that if
                                                  --------
the Company does not make such assignment, the Employment Period shall continue until terminated in accordance with paragraph 6 of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed as of the day, month and year first above written.

                                    ASSOCIATED STATIONERS, INC.


                                    By:  _________________________
                                         Name:  __________________
                                         Title: __________________



                                    ______________________________
                                    LAWRENCE E. MILLER

                             ROBERT W. EBERSPACHER
                              EMPLOYMENT AGREEMENT
                              --------------------


     This EMPLOYMENT AGREEMENT (this "Agreement") made and entered into as of January 31, 1992 by and between Associated Stationers, Inc., a Delaware corporation (the " Company"), and Robert W. Eberspacher ("Eberspacher").
                  --------                                -----------
Certain capitalized terms used herein are defined in paragraph 10 of this Agreement.

     In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Employment.  The Company hereby employs Eberspacher and Eberspacher
         ----------
hereby accepts employment with the Company on the terms and conditions set forth in this Agreement.

     2.  Positions and Duties.
         --------------------

         a.  Vice President - Northern Operations.  For the term set forth in
             ------------------------------------
paragraph 3 of this Agreement, Eberspacher shall act as Vice President - Northern Operations of the Company and shall render such administrative, sales, marketing and other services to the Company as the Company's board of directors (the "Board") and its President and Chief Executive Officer may from time to
      -----
time direct and shall be available at any reasonable time for consultation with the Board on matters being considered by the Board or otherwise relating to the Company's or its Subsidiaries' business.

         b.  Subsidiaries and Affiliates.  Eberspacher shall serve in one or
             ---------------------------
more executive offices of any of the Company's Subsidiaries or other affiliates, including Associated Holdings, Inc., a Delaware corporation and the parent corporation of the Company, if elected or otherwise appointed thereto by the board of directors of any of such Subsidiaries or other affiliates.

         c.  Time Required.  During the term of his employment hereunder,
             -------------
Eberspacher shall devote his best efforts and his full and exclusive business time and attention (except for reasonable periods of illness or other incapacity) to the business and affairs of the Company, its Subsidiaries and its other affiliates, if any.

         d.  Location.  As Vice President - Northern Operations, Eberspacher
             --------
shall be employed at the principal executive office of the Company in the Chicago metropolitan area. Eberspacher shall not be required to move his residence or principal business base of operations from the Chicago metropolitan area without his prior written consent.

     3.  Term.   Unless earlier terminated pursuant to the provisions of this
         ----
paragraph or paragraph 6 of this Agreement, the term of Eberspacher's employment as Vice President - Northern Operations shall commence as of the date of this Agreement, and shall continue until January 31, 1995 and shall continue automatically from year to year thereafter, unless written notice is given by either party to the other at least sixty (60) days prior to the end of such term, or before the end of any additional one-year term.

     4.  Compensation.
         ------------

         a.  Base Salary.  Eberspacher's compensation for his services hereunder
             -----------
shall be as follows:

             (1) Initial Salary.  Eberspacher shall receive a base salary of
                 --------------
     no less than $155,000 per year, payable in accordance with the Company's normal payment schedule for its senior management employees (the "Base
                                                                       ----
     Salary").
     ------

             (2) Adjustment.  The Base Salary shall be reviewed annually by
                 ----------
     the Board and may be, in the Board's discretion, increased when deemed appropriate to reflect adequately the scope and success of the Company's operations and Eberspacher's contribution to such success.

         b.  Bonus.  In addition to the Base Salary, the Company shall pay to
             -----
Eberspacher, as bonus compensation based upon the performance of the Company and his performance (the "Bonus"), such amount as is determined in good faith by
                      -----
the Board.

         c.  Withholdings.  The Company shall have the right to deduct from
             ------------
any compensation paid to Eberspacher hereunder all taxes and other amounts which may be required to be deducted or withheld by law (including, without limitation, income tax withholding and Social Security payments), whether such laws are now in effect or become effective after the date of this Agreement.

     5.  Benefits.  In addition to the Base Salary and any Bonus, Eberspacher
         --------
shall be entitled to health insurance, and disability insurance, and to participate in other employee benefit programs as shall be approved by the Board ("Benefits"), with such coverage and in such amounts as shall be not less than those provided to other key executives of the Company.

     6.  Early Termination.  The Employment Period may be terminated by either
         -----------------
party during the base three-year term of this Agreement or during any renewal period by either party; provided, however, that if such termination is by the
                        ---------
Company for Cause or due to Eberspacher's resignation without Board approval, then Eberspacher shall not be entitled to receive any Base Salary, Bonus or other compensation after the date of such termination. If the Employment Period is terminated for any reason (including, without limitation, Eberspacher's death or Disability (as defined below)) other than by the Company for Cause or Eberspacher's resignation without Board approval, then Eberspacher shall be entitled to receive his Base Salary (exclusive of Bonus) and the continuation of Benefits for a period of one year from and after the date of termination. Such severance benefits shall be exclusive and in lieu of any other severance benefit programs of the Company and its Subsidiaries and affiliates in effect at the time of such termination.

     7.  Confidential Information.  Eberspacher acknowledges that the
         ------------------------
information, observations and data obtained by him during the course of his performance of his duties under this Agreement concerning the business or affairs of the Company and its affiliates are and will be the property of the Company. Therefore, Eberspacher agrees that he will not disclose to any unauthorized persons or use for his own account or for the benefit of any third party (other than the Company or its Subsidiaries or other affiliates, if any) any of such information, observations or data without the Board's written consent, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Eberspacher's acts or omissions to act. Eberspacher agrees to deliver to the Company at the termination of his employment hereunder or at any other time the Company may request, all memoranda, notes, plans, records, reports and other documentation (and copies thereof) relating to the business of the Company and its affiliates which he may then possess or have under his control.

     8.  Inventions and Patents.
         ----------------------

         a.   Eberspacher agrees that all inventions, innovations,
improvements, developments, methods, designs, analyses, drawings, reports, and all similar or related information which relates to the Company's or any of its Subsidiaries' actual or anticipated business, research and development of existing or future products or services (including new contributions, improvements, ideas and discoveries, whether patentable or not) and which are conceived, developed or made by Eberspacher while employed by the Company or its predecessor ("Work Product") belong to the Company or such Subsidiary.
              ------------
Eberspacher will promptly disclose such Work Product to the Board and perform all actions reasonably requested by the Board to establish and confirm such ownership.

         b. In accordance with Section 2 of the Illinois Employee Patent Act, Ill. Rev. Stat. Chap. 140, (S)301 et seq. (1983), Eberspacher is hereby advised that paragraph 8.a. of this

Agreement does not apply to any invention for which no equipment, supplies, facilities or trade secret information of the Company was used and which was developed entirely on Eberspacher's own time, unless (i) the invention relates to the business of the Company or to the Company's actual or demonstrably anticipated research or development or (ii) the invention results from any work performed by Eberspacher for the Company.

     9.  Non-Compete and Related Agreements.
         ----------------------------------

         a. In further consideration of the compensation to be paid to Eberspacher hereunder, Eberspacher agrees that during the period commencing as of the date hereof and ending on the first anniversary of the date of termination of his employment hereunder (the "Noncompetition Period"), he will
                                              ---------------------
not directly or indirectly engage in, represent, furnish consultant services to, be employed by, grant permission for his name or likeness to be used by, or have any interest in (whether as owner, principal, director, officer, stockholder, agent, consultant, partner or otherwise) the Business (as defined below), within the United States; provided, however, that nothing herein will prevent
                   --------
Eberspacher from owning 1% or less of the outstanding stock of any class of a corporation which is publicly traded, so long as Eberspacher does not have any participation in the conduct of business of such corporation; and provided,
                                                                  --------
further, however, that this paragraph shall not apply if Eberspacher's
- -------
employment has been terminated by the Company without Cause (as defined herein).

         b.   For purposes of this paragraph 9, the term  "Business" shall mean
                                                            --------
marketing and distributing of office products for resale through the wholesale channel and any other business that the Company or any of its Subsidiaries or other affiliates is engaged in or has proposed to be conducted (as defined below) at the time of the termination of his employment hereunder. For purposes of this paragraph 9, a business shall be considered as "proposed to be
                                                        --------------
conducted" if the Company or any of its Subsidiaries or other affiliates has
- ---------
made reasonably substantial expenditures in connection with such proposed business.

         c. During the Noncompetition Period, Eberspacher shall not (i) induce or attempt to induce any employee of the Company or any of its Subsidiaries or other affiliates to leave the employ of the Company or any of its Subsidiaries or other affiliates, or in any way interfere with the relationship between the Company and any of its Subsidiaries or other affiliates and any employee of the Company, or (ii) induce or attempt to induce any customer, supplier, distributor, broker or other business relation of the Company or any of its Subsidiaries or other affiliates to cease, diminish or alter, to the detriment of the Company and any of its Subsidiaries or other affiliates, doing business with the Company or any of its Subsidiaries or other affiliates, or in any way interfere with the relationship between any customer, supplier, distributor, broker or other business relation and the Company or any of its Subsidiaries or other affiliates.

         d. Eberspacher agrees that the covenants made in this paragraph 9 shall be construed as an agreement independent of any other provision of this Agreement, and shall survive the termination of this Agreement. Moreover, the existence of any claim or cause of action of Eberspacher against the Company or any of its Subsidiaries or other affiliates, whether or not predicated upon the terms of this Agreement, shall not constitute a defense to the enforcement of this covenant.

         e. In the event of the breach by Eberspacher of any of the provisions of this paragraph 9, the Company, in addition and supplementary to other rights and remedies existing in its favor, including specific performance as described in paragraph 11, shall be empowered to terminate any Base Salary, Bonus and other benefits due to Eberspacher under this Agreement.

         f. If, at the time of enforcement of any of the provisions of this paragraph 9, a court finds that any restrictions stated herein are unreasonable under the circumstances then existing, the parties hereto agree that the maximum period, scope or geographical area reasonable under such circumstances will be substituted for the stated period, scope or area.

     10. Definitions.
         -----------

     "Cause" shall mean (i) Eberspacher's theft or embezzlement, or attempted
      -----
theft or embezzlement, of money or tangible or intangible assets or property of the Company or any of its Subsidiaries or other affiliates, (ii) any act or acts of moral turpitude by Eberspacher, (iii) other than as a result of a Disability, Eberspacher's failure to devote adequate time to the Company's and its Subsidiaries or other affiliates' business, as determined in the reasonable judgment of the Board, after having given Eberspacher not less than ten (10) days' advance written notice of the asserted problem and a reasonable opportunity to cure, (iv) any intentional acts by Eberspacher which establish Eberspacher's loyalty to a business entity or person other than the Company, (v) gross negligence or willful misconduct in the performance of Eberspacher's duties, (vi) conviction of a felony, (vii) conviction of a crime, the conviction of which results in a material injury to the Company, or (viii) a willful material breach of this Agreement.

     "Disability" means Eberspacher's inability, due to illness, accident,
      ----------
injury, physical or mental incapacity or other disability, effectively to carry out his duties and obligations hereunder or to participate effectively and actively in the management of the Company for 90 consecutive days or shorter periods aggregating at least 180 days (whether or not consecutive) during any twelve-month period.

     "Subsidiaries" means any corporation or other entity, if any, of which the
      ------------
securities or other interests having a majority of the voting power in electing directors or similar persons are, at the time of determination, owned by the Company, directly or through one of more subsidiaries.

     11. Specific Performance.  The parties hereto shall be entitled to enforce
         --------------------
their rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto may, at such party's sole discretion, apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

     12. Waiver.  The failure of either party to insist, in any one or more
         ------
instances, upon performance of the terms or conditions of this Agreement shall not be construed as a waiver or a relinquishment of any right granted hereunder or of the future performance of any such term or condition.

     13. Notices.  Any notice provided for in this Agreement shall be in
         -------
writing and shall be either personally delivered, or mailed registered or certified mail (postage and registration or certification fees prepaid) or sent by facsimile or reputable overnight courier service (charges prepaid) to the recipient at the following addresses (or at such address as the recipient party has specified by prior written notice to the sending party):

         If to the Company:

         Associated Holdings, Inc.
         c/o Wingate Partners, L.P.
         750 North St. Paul
         Suite 1200
         Dallas, Texas 75201
         ATTN: Chairman of the Board
         with a copy to:

         D'Ancona & Pflaum
         30 North LaSalle Street
         Suite 2900
         Chicago, Illinois  60602
         Attn:  Edwin H. Goldberger and
                Suzanne L. Saxman

         If to Eberspacher:

         Robert W. Eberspacher
         6907 Huntsfield Drive
         Charlotte, North Carolina  28270

         with a copy to:

         Douglas H. Walter
         Jones, Day, Reavis & Pogue
         225 W. Washington, 26th Floor
         Chicago, Illinois  60606

Notices will be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail, on the date of delivery by facsimile, and one day after deposit with a reputable overnight courier service.

     14. Severability.  In the event that any provision or provisions hereof
         ------------
shall be held to be invalid or unenforceable for any reason whatsoever, it is agreed that such invalidity or unenforceability shall not affect any other provision of this Agreement, and the remaining covenants, restrictions and provisions hereof shall remain in full force and effect, and any court of competent jurisdiction may so modify the objectionable provision or provisions as to make it valid, reasonable and enforceable.

     15. Amendment.  This Agreement may be amended only by an agreement in
         ---------
writing signed by the parties hereto.

     16. Governing Law.  This Agreement shall be governed by the internal law,
         -------------
and not the law of conflicts, of the State of Illinois.

     17. Complete Agreement.  This Agreement, those documents expressly
         ------------------
referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties relating to Eberspacher's employment, and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     18. Counterparts.  This Agreement may be executed in separate
         ------------
counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

     19. Successors and Assigns.  This Agreement shall be binding upon and
         ----------------------
inure to the benefit of and shall be enforceable by and against Eberspacher's heirs, beneficiaries and legal representatives. It is agreed that the rights and obligations of Eberspacher are personal in nature to the Company and may not be delegated or assigned except as specifically set forth in this Agreement. In the event of a sale of all or substantially all of the Company's capital stock or all or substantially all of the Company's assets, or consolidation or merger of the Company with or into another corporation or entity or individual, the Company may assign its rights and obligations under this Agreement to its successor-in-interest, and such successor-in-interest shall be deemed to have acquired all rights and assumed all obligations of the Company hereunder; provided, however, that if the Company does not make such assignment, the
- --------
Employment Period shall continue until terminated in accordance with paragraph 6 of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed as of the day, month and year first above written.

                                    ASSOCIATED STATIONERS, INC.


                                    By:  _________________________
                                         Name:  __________________
                                         Title: __________________



                                    ______________________________
                                    ROBERT W. EBERSPACHER